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                                                                      EXHIBIT 11
                                                                      ----------


                           CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" in the Prospectus and the related Statement of Additional Information in Post-Effective Amendment No. 45 to the Registration Statement of Nicholas-Applegate Mutual Funds.





Los Angeles, California
July 18, 1997